                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 4, 2003

                            THE LUBRIZOL CORPORATION
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             (Exact name of registrant as specified in its charter)


           Ohio                           1-5263                 34-0367600
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(State or other                  (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

         29400 Lakeland Boulevard
         Wickliffe, Ohio                                        44092-2298
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(Address of principal executive offices)                         (Zip Code)

                                 (440) 943-4200
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          c.       Exhibits

                   99.1 Press Release of The Lubrizol Corporation dated November 4, 2003 announcing a cost reduction and updating earnings guidance for the year 2003.

Item 9.   Regulation FD Disclosure

          A copy of the press release of The Lubrizol Corporation dated November 4, 2003 announcing a cost reduction and providing updated 2003 earnings guidance is attached as Exhibit 99.1 to this Current Report on Form 8-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE LUBRIZOL CORPORATION

Date:  November 4, 2003                 By:  /s/  Leslie M. Reynolds
                                        Name:  Leslie M. Reynolds
                                        Title: Corporate Secretary and Counsel


                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            The Lubrizol Corporation News Release dated November 4, 2003